3D SYSTEMS

First Quarter 2018

May 2, 2018



Welcome and Participants

- **Vyomesh Joshi**
  - President & Chief Executive Officer
- **John McMullen**
  - Executive Vice President & Chief Financial Officer
- **Andy Johnson**
  - Executive Vice President & Chief Legal Officer
- **Stacey Witten**
  - Vice President, Investor Relations

To participate via phone, please dial:

In the US:

1-877-407-8291

Outside the US:

1-201-689-8345

Forward Looking Statements

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Foundation for Long Term Growth

- We made substantial progress in 2017 to build the foundation for long-term growth and profitability
- We continue to invest in areas we believe are critical to long-term success, including innovation, IT, go-to-market and services
- Our energy and focus are on execution, improving efficiency and introducing disruptive new products to drive customers' shift to 3D production

First Quarter Results Overview

In the first quarter of 2018:

- Revenue increased 6% to $165.9 million, including growth in printers revenue and units, software, on demand manufacturing and healthcare solutions
- GAAP GPM was 46.9% and non-GAAP GPM was 47.1%
- Continued investing in innovation, IT infrastructure, go-to-market, services and customer satisfaction
- GAAP loss of $0.19 per share and non-GAAP loss of $0.03 per share

3D SYSTEMS

John McMullen

Executive Vice President & Chief Financial Officer

GAAP Operating Results

(in millions, except per share amounts)	First Quarter 2018	First Quarter 2017	Y/Y Change
Revenue	$ 165.9	$ 156.4	6%
Gross Profit	77.9	80.2	(3)%
Gross Profit Margin	*46.9%*	*51.3%*	(431) bps
SG&A	69.5	66.4	5%
R&D	25.9	22.9	13%
Operating Expenses	95.4	89.3	7%
% of Revenue	*57.5%*	*57.1%*	
Operating Loss	(17.5)	(9.1)	(93)%
% of Revenue	*(10.5)%*	*(5.8)%*	
Net Loss per 3D Systems	$ (21.0)	$ (10.0)	(110)%
% of Revenue	*(12.6)%*	*(6.4)%*	
Loss Per Share	$ (0.19)	$ (0.09)	(111)%

Non-GAAP Financial Measures

(in millions, except per share amounts)	First Quarter 2018		First Quarter 2017	Y/Y Change
Non-GAAP R&D Expense	$ 25.9	$	22.9	13%
Non-GAAP SG&A Expense	53.6		49.5	8%
Non-GAAP Operating Expenses	**$ 79.5**	**$**	**72.3**	**10%**
Non-GAAP Net income (loss) attributable to 3D Systems Corporation	$ (3.4)	$	7.1	(148)%
Non-GAAP Net income (loss) per share available to 3D Systems Corporation common stockholders - basic and diluted	**$ (0.03)**	**$**	**0.06**	**(150)%**

- We use non-GAAP measures to supplement our financial statements presented on a GAAP basis because management believes non-GAAP financial measures are useful to investors in evaluating our operating performance and to facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on our financial results.
- See appendix for reconciliation of non-GAAP items

Revenue Drivers

Q1 2018 compared to Q1 2017:

- Healthcare solutions increased 21% to $52.4 million
- Printers revenue increased 24% to $39.1 million
- Materials was approximately flat at $42.5 million
- Software increased 13% to $23.0 million
- On demand manufacturing increased 2% to $25.7 million

Gross Profit and Margin

- GAAP GPM was 46.9% and non-GAAP GPM was 47.1% in Q1 2018
- Mix of sales and continued investment in on demand manufacturing and services offset cost reductions from ongoing supply chain initiatives



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$180.0
$175.0
$170.0
$165.0
$160.0
$155.0
$150.0
$145.0
$140.0
$ in millions
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
GAAP GPM
NonGAAP GPM
Revenue

Operating Expenses

- GAAP operating expenses increased 7% and non-GAAP operating expenses increased 10% compared to the first quarter of the prior year
- Continued investments in support of new product launches, go-to-market and IT
- Developed, and are executing on, a strategic, company-wide cost optimization and efficiency plan to align resources with key priorities, leverage our investments and reduce costs over the longer term



$ in millions
$120
$90
$60
$30
$0
$89
$72
$88
$71
$91
$76
$91
$78
$95
$79
GAAP
NonGAAP
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
SG&A
R&D

See appendix for a reconciliation of non-GAAP operating expenses

3D SYSTEMS

Vyomesh Joshi (VJ)

President & Chief Executive Officer

Execution and Innovation

- Focused on execution, driving operational efficiencies and bringing disruptive and innovative new products to market
- Strong offering of additive solutions for the entire digital manufacturing workflow
- Series of new product introductions planned throughout 2018 to further enhance portfolio, expand market opportunity and help drive shift to 3D production
  - SLS 6100; FabPro 1000; NextDent 5100; Figure 4 stand alone, Figure 4 modular and Figure 4 production; DMP 8300; DMP 8500

3D SYSTEMS

Q&A Session

In the USA: 1-877-407-8291

Outside the USA: 1-201-689-8345

3D SYSTEMS

Thank You



Appendix



Revenue Summary by Category

First Quarter 2018

($ in millions)		Q1 2018		Q4 2017		Q1 2017	Sequential Change	YOY Change
Printers	$	39.1	$	34.9	$	31.4	12%	25%
Software Products		12.3		14.6		9.8	(16)%	26%
Other Products		11.2		12.2		13.0	(8)%	(14)%
Total Products		**62.6**		**61.7**		**54.2**	**1%**	**15%**
Total Materials		**42.5**		**42.8**		**42.8**	**(1)%**	**(1)%**
On Demand Manufacturing		25.7		26.5		25.1	(3)%	2%
Software Services		10.8		11.4		10.6	(5)%	2%
Other Services		24.3		34.9		23.7	(30)%	3%
Total Services		**60.8**		**72.8**		**59.4**	**(16)%**	**2%**
Total Revenue	**$**	**165.9**	**$**	**177.3**	**$**	**156.4**	**(6)%**	**6%**
Software	$	23.1	$	26.0	$	20.4	(11)%	13%
Healthcare	$	52.4	$	50.4	$	43.2	4%	21%

Non-GAAP Reconciliation

First Quarter 2018 Non-GAAP Loss Per Share

(in millions, except per share amounts)	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017
GAAP Net income (loss) attributable to 3D Systems Corporation	$ (21.0)	$ (10.0)
Adjustments:		
Amortization, stock-based compensation & other [1]	15.2	16.0
Legal and acquisition-related [2]	0.5	1.1
Cost optimization plan [3]	0.5	—
Impairment of cost-method investments [4]	1.4	—
Non-GAAP net income (loss) attributable to 3D Systems Corporation	$ (3.4)	$ 7.1
Non-GAAP net income (loss) per share available to 3D Systems common stock holders - basic and diluted [5]	$ (0.03)	$ 0.06

[1] For the quarter ended March 31, 2018, the adjustment included $0.1 in COGS and $15.1 in SG&A. For the quarter ended March 31, 2017, the adjustment included $0.1 in COGS and $15.9 in SG&A.

[2] For the quarter ended March 31, 2018, the adjustment included $0.5 in SG&A. For the quarter ended March 31, 2017, the adjustment included $1.1 million in SG&A.

[3] For the quarter ended March 31, 2018, the adjustment included $0.2 in COGS, $0.3 in SG&A, and approximately $32 thousand in R&D.

[4] The Company has minority investments of less than 20% ownership in enterprises that benefit from, or are powered by its technology portfolio. The value of each of these investments is assessed periodically, and impairment recorded when required. For the quarter ended March 31, 2018, the adjustment included $1.4 in interest and other expense, net. The Company excluded this amount as it is not related to on-going operations, and intends to exclude these impairment amounts from non-GAAP net income going forward.

[5] Denominator based on weighted average shares used in the GAAP EPS calculation.

Non-GAAP Reconciliation

First Quarter 2018 Non-GAAP Gross Profit & Margin

	First Quarter			
($ in millions)	2018		2017	
GAAP Gross Profit	**$**	**77.9**	**$**	**80.2**
GAAP Gross Profit Margin		*46.9%*		*51.3%*
Adjustments:				
Amortization, stock-based compensation & other		0.1		0.1
Cost optimization plan		0.2		—
Non-GAAP Gross Profit	**$**	**78.1**	**$**	**80.3**
Non-GAAP Gross Profit Margin		***47.1%***		***51.3%***

Non-GAAP Reconciliation

First Quarter 2018 Non-GAAP Operating Expenses

(in millions)	First Quarter 2018		First Quarter 2017	
GAAP R&D Expenses	$	25.9	$	22.9
GAAP SG&A Expenses		69.5		66.4
GAAP Operating Expenses		95.4		89.3
Adjustments to R&D Expenses:				
Cost optimization plan [1]		—		—
Non-GAAP R&D Expenses		25.9		22.9
Adjustments to SG&A Expenses:				
Amortization, stock-based compensation & other		15.1		15.9
Legal and acquisition-related		0.4		1.1
Cost optimization plan		0.3		—
Total Adjustments to SG&A Expenses		15.9		16.9
Non-GAAP SG&A Expenses		53.6		49.5
Non-GAAP Operating Expenses	$	79.5	$	72.3

[1] For the quarter ended March 31, 2018, the adjustment included approximately $32 thousand in R&D and therefore rounded down.

Non-GAAP Reconciliation

Full Year 2017 Non-GAAP Gross Profit & Margin

	2017				
	Quarter Ended				Year Ended
($ in millions)	March 31	June 30	September 30	December 31	December 31
GAAP Gross Profit	$ 80.2	$ 80.7	$ 58.5	$ 85.5	$ 304.8
GAAP Gross Profit Margin	*51.3%*	*50.6%*	*38.3%*	*48.2%*	*47.2%*
Adjustments:					
Amortization, stock-based compensation & other	0.1	0.1	0.1	0.1	0.4
Legal and acquisition-related [1]	—	—	—	—	—
Non-GAAP Gross Profit	$ 80.3	$ 80.8	$ 58.6	$ 85.6	$ 305.3
Non-GAAP Gross Profit Margin	*51.3%*	*50.7%*	*38.3%*	*48.3%*	*47.2%*

[1] For the quarter ended June 30, 2017, the adjustment included approximately $21 thousand and therefore rounded down.

Non-GAAP Reconciliation

Full Year 2017 Non-GAAP Operating Expenses

	2017									
	Quarter Ended								Year Ended	
(in millions)	March 31		June 30		September 30		December 31		December 31	
GAAP R&D Expenses	$	22.9	$	24.4	$	24.4	$	23.0	$	94.6
GAAP SG&A Expenses		66.4		63.1		66.5		68.2		264.2
GAAP Operating Expenses		89.3		87.5		90.9		91.2		358.8
Non-GAAP R&D Expenses		22.9		24.4		24.4		23.0		94.6
Adjustments to SG&A Expenses:										
Amortization, stock-based compensation & other		15.9		16.2		15.8		15.0		62.5
Legal and acquisition-related		1.1		0.5		(0.8)		(1.4)		(0.3)
Total Adjustments to SG&A Expenses		17.0		16.7		15.0		13.6		62.2
Non-GAAP SG&A Expenses		49.4		46.4		51.5		54.6		202.0
Non-GAAP Operating Expenses	$	72.3	$	70.8	$	75.9	$	77.6	$	296.6

3D SYSTEMS

Thank You

